UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 27, 2003



                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)


        Nevada                     0-16090                   87-0447375
  -----------------             ------------           -------------------
   (State or other              (Commission               (IRS Employer
     jurisdiction               File Number)           Identification No.)
  of incorporation)


     14651 Dallas Parkway, Suite 900, Dallas, Texas           75254
     ----------------------------------------------        ----------
        (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code:  (972) 404-1637


                                Not Applicable
        (Former name or former address, if changed since last report.)

 Item 2.  Acquisition or Disposition of Assets.

      On January 27, 2003, the Registrant received approval from The Arizona Department of Insurance of its acquisition from Millers American Group, Inc. ("Millers") all of the outstanding stock of Phoenix Indemnity Insurance Company ("Phoenix Indemnity"), an Arizona based non-standard automobile insurance company. The effective date of the transaction is January 1, 2003.

      As reported in the Registrant's Form 8-K filed on November 8, 2002 and December 4, 2002, the Registrant previously purchased from a bank a promissory note in default payable by Millers (the "Millers Note") which is guaranteed by Trilogy Holdings, Inc. ("Trilogy"), a wholly-owned subsidiary of Millers, and is secured by all of the issued and outstanding capital stock of The Millers Insurance Company ("MIC"), a Texas-based property and casualty insurance carrier, and Phoenix Indemnity. There is no other material relationship between Millers and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

      In lieu of immediate foreclosure of the collateral securing the Millers Note, the Registrant negotiated with Millers to accept all of the outstanding capital stock of Phoenix in satisfaction of $7.0 million of the outstanding balance of the Millers Note. The proposed exchange was contingent on execution of a mutually acceptable definitive agreement and regulatory approval of the Registrant's Form A application for change of control previously filed with the Arizona Department of Insurance. The
 Arizona Department of Insurance approved the transaction on January 27, 2003. The effective date of the transaction is January 1, 2003.

      Joseph G. Smith will continue as the President of Phoenix Indemnity and the Company will continue to focus its operations on non-standard automobile insurance in the states of Arizona and New Mexico.

      The Registrant intends to continue to hold the capital stock of MIC as collateral for the remaining balance of the Millers Note while the parties evaluate the recapitalization or reorganization of MIC. There can be no assurance that MIC will ever be recapitalized or reorganized, that the Registrant will otherwise foreclose on such collateral or successfully enforce its guaranty against Trilogy, or that the remaining balance of the Millers Note will ever be paid.


 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (a) The Registrant intends to provide required financial statements of the business acquired in an amendment to this Form 8-K filed within 60 days after the date this initial report on Form 8-K was due.

 (b)  The  Registrant  intends  to  provide  required  pro  forma   financial
      information in an amendment to this Form 8-K filed within 60 days after the date this initial report on Form 8-K was due.


 (c)           Exhibits.

      2(a) Purchase Agreement dated December 6, 2002, among Hallmark Financial Services, Inc., Millers American Group, Inc. and Trilogy Holdings, Inc..




                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.


 Date: January 29, 2003        By: /s/ Timothy A. Bienek
                               --------------------------------
                               Timothy A. Bienek, President and
                               Chief Operating Officer